Exhibit 99.1

                        AMENDMENT AND EXCHANGE AGREEMENT

      AMENDMENT AND EXCHANGE AGREEMENT (the "Agreement"), dated as of December 29, 2006, by and among Bravo! Brands Inc. (f/k/a/ Bravo! Foods International Corp.), a Delaware corporation, with headquarters located at 11300 US Highway #1, Suite 202, North Palm Beach, FL 33408 (the "Company"), and ___________ (the "Investor").

      WHEREAS:

      A. The Company, the Investor and certain other investors (the "Other Investors", and collectively with the Investor, the "Investors") are parties to that certain Securities Purchase Agreement, dated as of July 26, 2006 (as amended prior to the date hereof by the Amendment Agreements (as defined below), the "Existing Securities Purchase Agreement"), pursuant to which, among other things, the Investors purchased from the Company (i) Initial Notes (the "Existing Initial Notes"), which are convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), (ii) Additional Notes (as amended prior to the date hereof by the Amendment Agreements, the "Additional Existing Notes", and together with the Initial Existing Notes, the "Existing Notes"), which are convertible into shares of Common Stock (the Existing Notes as converted, the "Existing Conversion Shares"), in accordance with the terms thereof, (iii) Series A Warrants (the "Existing Series A Warrants"), which are exercisable into shares of Common Stock (the "Existing Series A Warrant Shares"), and (iv) Series B Warrants (the "Existing Series B Warrants", and together with the Existing Series A Warrants, the "Existing Warrants"), which are exercisable into shares of Common Stock (the "Existing Series B Warrant Shares", and together with the Existing Series A Warrant Shares, the "Existing Warrant Shares").

      B. Contemporaneously with the execution and delivery of the Existing Securities Purchase Agreement, the Company and the Investors entered into a
Registration Rights Agreement, dated as of July 26, 2006 (as amended prior to the date hereof by the Amendment Agreements, the "Existing Registration Rights Agreement"), pursuant to which the Company agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Existing Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations promulgated thereunder, and applicable state securities laws.

      C. On August 31, 2006, the Company entered into those certain amendment agreements, by and between the Company and each of the Buyers, which amended certain provisions of the Existing Securities Purchase Agreement, the Existing Registration Rights Agreement and the Existing Additional Notes (the "Amendment Agreements").

      D. The Company and the Investor desire to enter into this Agreement, pursuant to which, among other things, (i) the Company and the Investor shall amend and restate all of such Investor's Existing Initial Notes for notes in the form attached hereto as Exhibit A-1 (the "Amended and Restated Initial Notes") which shall be convertible into Common Stock, (ii) the Company and the Investor shall amend and restate all of such Investor's Existing Additional Notes for notes in the form attached hereto as Exhibit A-2 (the "Second Amended and Restated Additional Notes", and together with the Amended and Restated Initial Notes, the "Amended and Restated Notes") which shall be convertible into Common Stock (the Amended and Restated Notes as converted, the "Amended and Restated Conversion Shares"), (iii) the Company and the Investor shall exchange all of such Investor's Existing Series A Warrants for warrants in the form attached hereto as Exhibit B-1 (the "Replacement Series A Warrants") which shall be exercisable into shares of Common Stock (the "Replacement Series A Warrant Shares"), (iv) the Company and the Investor shall exchange all of such Investor's Existing Series B Warrants for warrants in the form attached hereto as Exhibit B-2 (the "Replacement Series B Warrants", and together with the Replacement Series A Warrants, the "Replacement Warrants") which shall be exercisable into shares of Common Stock (the "Replacement Series B Warrant Shares", and together with the Replacement Series A Warrant Shares, the "Replacement Warrant Shares") and (v) the Company shall pay $_______ (the "Registration Delay Payment Amount"), representing the projected Registration Delay Payments (as defined in the Amended Registration Rights Agreement (as defined below)) to be paid to the Investor on January 2, 2007 (the "Registration Delay Payment Date") in accordance with Section 1(c) below, which otherwise (A) have and will become payable to the Investor during the period commencing on the Initial Filing Deadline (as defined in the Amended Registration Rights Agreement) and ending on January 5, 2007 (the "Initial Filing Waiver Period") with respect to any Filing Failure (as defined in the Amended Registration Rights Agreement) occurring or continuing during the Initial Filing Waiver Period, (B) have and will become payable to the Investor during the period commencing on the Additional Filing Deadline (as defined in the Amended Registration Rights Agreement) and ending on January 5, 2007 (the "Additional Filing Waiver Period") with respect to any Filing Failure (as defined in the Amended Registration Rights Agreement) occurring or continuing during the Additional Filing Waiver Period, and (C) have and will become payable to the Investor during the period commencing on the Initial Effectiveness Deadline (as defined in the Amended Registration Rights Agreement) and ending on January 23, 2007 (the "Initial Effectiveness Waiver Period) with respect to any Effectiveness Failure (as defined in the Amended Registration Rights Agreement) occurring or continuing during the Initial Effectiveness Waiver Period.

      E. The amendment and restatement of the Existing Notes for the Amended and Restated Notes and the exchange of the Existing Warrants for the Replacement Warrants is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the 1933 Act.

      F. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Amended Securities Purchase Agreement (as defined below).


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

      NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Investor hereby agree as follows:


      1. AMENDMENT AND RESTATEMENT OF EXISTING NOTES AND EXCHANGE AND ISSUANCE OF WARRANTS; REGISTRATION DELAY PAYMENTS; WAIVER.

            (a) Amendment and Restatement of Existing Notes; Exchange of Existing Warrants. Subject to satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, at the closing contemplated by this Agreement (the "Closing"), the Investor shall surrender to the Company its Existing Notes and its Existing Warrants and the Company shall issue and deliver to the Investor (i) Amended and Restated Initial Notes in the same outstanding principal amounts and with such accrued but unpaid interest as under the Existing Notes on the Closing Date (as defined below), (ii) Second Amended and Restated Additional Notes in principal amount equal to the product of (x) 125% and (y) the same outstanding principal amounts and with such accrued but unpaid interest as under the Existing Additional Notes on the Closing Date, (iii) the Replacement Series A Warrants to acquire that number of Replacement Series A Warrant Shares equal to the product of (x) 2.14706 (that is, 0.73 divided by 0.34) and (y) the number of shares of Common Stock issuable under the Existing Series A Warrants issued to the Investor on the Closing Date (as defined in the Existing Securities Purchase Agreement) pursuant the Existing Securities Purchase Agreement and (iv) the Replacement Series B Warrants to acquire that number of Replacement Series B Warrant Shares equal to the number of Amended and Restated Conversion Shares issuable upon conversion of the Amended and Restated Notes.

            (b) Closing Date. The date and time of the Closing (the "Closing Date") shall be 10:00 a.m., New York Time, on the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below (or such later date as is mutually agreed to by the Company and the Investor). The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

            (c) Registration Delay Payments; Waiver. Subject to the receipt of the Registration Delay Payment Amount on or before the Registration Delay Payment Date by wire transfer of immediately available funds pursuant to the wire instructions provided by the Investor, effective as of the Closing Date, the Investor hereby waives any Event of Default (as defined in the Amended and Restated Notes) arising solely by the Company's failure to pay Registration Delay Payments with respect to (x) any Filing Failure occurring or continuing during the Initial Filing Waiver Period, (y) any Filing Failure occurring or continuing during the Additional Filing Waiver Period, and (z) any Effectiveness Failure occurring or continuing during the Initial Effectiveness Waiver Period; provided, however, that such waiver shall not apply to any Filing Failure occurring or continuing after January 5, 2007 or any Effectiveness Failure occurring or continuing after the January 23, 2007 and provided, further, that such waiver shall be null and void in the event that the Registration Delay Payment Amount is not received by the Investor on or before the Registration Delay Payment Date. For the avoidance of doubt, an Effectiveness Failure shall not constitute an Event of Default under the Amended and Restated Initial Notes until March 9, 2007.

            (d) Waiver of Holder Optional Redemption Notice Default. Effective as of the Closing Date and concurrently with the withdrawal by (x) _____________ of its Holder Option Redemption Notice delivered to the Company on December 11, 2006 (the "________ Redemption Notice") and (y) ___________________ of its
Holder Option Redemption Notice delivered to the Company on December 11, 2006 (the "_________ Redemption Notice"), the Investor hereby waives ab initio the Events of Default arising under the Amended and Restated Additional Notes for the Company's failure to pay (i) the Holder Option Redemption Price with respect to the _______ Redemption Notice to ________________ on December 18, 2006 and
(ii) the Holder Option Redemption Price with respect to the __________ Redemption Notice to _______________ on December 18, 2006.

      2.    AMENDMENTS TO TRANSACTION DOCUMENTS.

            (a) Existing Securities Purchase Agreement; Existing Registration Rights Agreement; Other Transaction Documents. The Existing Securities Purchase Agreement (as amended hereby, the "Amended Securities Purchase Agreement") and the Existing Registration Rights Agreement (as amended hereby, the "Amended Registration Rights Agreement") are hereby amended as follows:

                  (i) All  references  to "Initial  Notes"  shall mean,  and are hereby replaced with, the "Amended and Restated Initial Notes";

                  (ii) All references to "Initial Conversion Shares" shall mean, and are hereby replaced with, the "Amended and Restated Initial Conversion Shares";

                  (iii) All  references  to  "Amended  and  Restated  Additional
            Notes" shall mean, and are hereby replaced with, the "Second Amended and Restated Additional Notes";

                  (iv)  All  references  to  "Amended  and  Restated  Additional
            Conversion Shares" shall mean, and are hereby replaced with, the "Second Amended and Restated Additional Conversion Shares";

                  (v) All references to "Conversion  Shares" shall mean, and are hereby replaced with, the "Amended and Restated Conversion Shares";

                  (vi) All  references to "Warrants"  shall mean, and are hereby replaced with, the "Replacement Warrants";

                  (vii) All  references to "Warrant  Shares" shall mean, and are hereby replaced with, the "Replacement Warrant Shares";

                  (viii) All references to "Securities Purchase Agreement" shall mean, and are hereby replaced by "Amended Securities Purchase Agreement."

                  (ix) All references to "Registration  Rights  Agreement" shall mean, and are hereby replaced by "Amended Registration Rights Agreement."

                  (x) All  references  to  "Notes"  shall  mean,  and are hereby replaced by "Amended and Restated Notes."


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

                  (xi) All  references  to "Bravo!  Foods  International  Corp."
            shall mean, and are hereby replaced by "Bravo! Brands Inc."

                  (xii) The defined term "Transaction Documents" is hereby amended to include this Agreement., the Replacement Warrants, the Amended and Restated Notes, the Amended Securities Purchase Agreement and the Amended Registration Rights Agreement.

            (b)  Amendment  to  the  Existing   Securities  Purchase  Agreement.
Notwithstanding the provisions of Section 4(r) of the Existing Securities Purchase Agreement, the Company and the Investor hereby agree that the "Company Escrow Release Date" shall be deemed to have occurred on November 10, 2006.

      3.    REPRESENTATIONS AND WARRANTIES

            (a) Investor Representations. The Investor hereby represents and warrants to the Company as to Amended and Restated Notes, the Amended and Restated Conversion Shares, the Replacement Warrants and the Replacement Warrant Shares as set forth in Section 2 of the Amended Securities Purchase Agreement as if such representations and warranties were made as of the date hereof (except for representations and warranties that speak as of a specific date, which shall remain true and correct as of such specific date) and set forth in their entirety in this Agreement; provided, however, that the Company and the Investor hereby agree that for purposes of the Investor's representations and warranties set forth in Section 2(k) of the Amended and Restated Securities Purchase Agreement, such representations and warranties are being made in this Section 3(a) as of the date hereof without regard to the execution and delivery of the Amendment Agreements and the transactions contemplated thereby.

            (b) Company Representations. The Company represents and warrants to the Investor as set forth in Section 3 of the Amended Securities Purchase Agreement as if such representations and warranties were made as of the date hereof (except for representations and warranties that speak as of a specific date, which shall remain true and correct as of such specific date) and set forth in their entirety in this Agreement. Such representations and warranties to the transactions thereunder and the securities issued thereby are hereby deemed for purposes of this Agreement to be references to the transactions hereunder and the issuance of the securities hereby, references therein to "Closing Date" being deemed references to the Closing Date as defined in Section 1(b) above, and references to "the date hereof" being deemed references to the date of this Agreement.

            (c) No Event of Default. The Company represents and warrants to the Investor that after giving effect to the terms of this Agreement and the Other Agreements (as defined below), no Default or Event of Default (as defined in the Notes) shall have occurred and be continuing as of the date hereof.

            (d) Holding Period. For the purposes of Rule 144, the Company acknowledges that the holding period of (i) the Amended and Restated Notes (including the corresponding Amended and Restated Conversion Shares) may be tacked onto the holding period of the Existing Notes and (ii) the Replacement Warrants (including the corresponding Replacement Warrant Shares) may be tacked onto the holding period of the Existing Warrants (in the case of Cashless Exercise (as defined in the Replacement Warrants)), and the Company agrees not to take a position contrary to this Section 3(c). The Company's representation, covenant and agreement set forth in this Section 3(d) shall be subject in all respects to Rule 144 and other applicable securities laws, as may be in effect from time to time.

      4.    FEES AND EXPENSES

            Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other non-income taxes and duties levied in connection with the issuance of the Amended and Restated Notes and of the Replacement Warrants.

      5.    CONDITIONS TO COMPANY'S OBLIGATIONS HEREUNDER.

            The obligations of the Company to the Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

                  (a) The Investor shall have executed this Agreement and delivered the same to the Company.

                  (b) The  Investor  shall have  delivered  to the  Company  its
Existing   Notes  and  Existing   Warrants  for   cancellation   or  such  other
documentation reasonably satisfactory to the Company that the Investor's Existing Notes and Existing Warrants have been lost or destroyed.

                  (c) The  representations  and  warranties  of the  Investor in
Section 3(a) hereof shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date).

      6.    CONDITIONS TO THE INVESTOR'S OBLIGATIONS HEREUNDER.

      The obligations of the Investor hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

            (a) The Company shall have executed this Agreement and delivered the same to the Investor.

            (b) Each of the Other Investors shall have (i) executed agreements identical to this Agreement (the "Other Agreements"), (ii) satisfied or waived all conditions to the closings contemplated by such agreements and (iii) surrendered their Existing Notes and Existing Warrants for Amended and Restated Notes and Replacement Warrants identical to the Amended and Restated Notes and Replacement Warrants of the Investor hereunder.

            (c) The Company shall have delivered to the Company's transfer agent, with a copy to the Investors, a letter stating that the Irrevocable Transfer Agent Instructions dated July 26, 2006 shall also apply to the Amended and Restated Notes and Replacement Warrant Shares.

            (d) The Investor shall have received the opinion of Baker & McKenzie
LLP,  the  Company's  outside  counsel,   dated  as  of  the  Closing  Date,  in
substantially the form of Exhibit C attached hereto.

            (e) The Company shall have executed and delivered to the Investor the Amended and Restated Notes and the Replacement Warrants being issued to the Investor at the Closing.

            (f) The Board of Directors of the Company shall have adopted resolutions consistent with the transactions contemplated hereby.

            (g) The Company shall have delivered to the Investor a certificate evidencing the formation and good standing of the Company in such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within 10 days of the Closing Date.

            (h) The Company shall have delivered to the Investor a certificate evidencing the Company's qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company is required to be so qualified,, as of a date within ten (10) days of the Closing Date.

            (i) The Company shall have delivered to the Investor a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to
(i) the resolutions consistent with Section 6(f) as adopted by the Company's Board of Directors in a form reasonably acceptable to the Investor, (ii) the Articles of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit D.

            (j) The representations and warranties of the Company in Section 3(b) shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall remain true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Investor shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Investor in the form attached hereto as Exhibit D.

            (k) The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.


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

      7.    MISCELLANEOUS.

            (a) Disclosure of Transactions and Other Material Information. On or before 8:30 a.m., New York City time, on the first Business Day following the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents not previously filed (including, without limitation, this Agreement (and all schedules to this Agreement), the form of the Amended and Restated Notes and the form of Amended and Restated Warrants) as exhibits to such filing (including all attachments, the "8-K Filing"). From and after the filing of the 8-K Filing with the SEC, no Investor shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Investor with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of the Investor. If the Investor has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries, it shall provide the Company with written notice thereof. The Company shall, within five (5) Trading Days of receipt of such notice, make public disclosure of such material, nonpublic information. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, the Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Investor shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. Subject to the foregoing, neither the Company, its Subsidiaries nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) the Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Investor, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of the Investor in any filing, announcement, release or otherwise.

            (b) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            (c) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

            (d) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            (e) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

            (f) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

            (g) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            (h) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            (i) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns in accordance with the terms of the Existing Securities Purchase Agreement.

            (j) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:


                        If to the Company:

                                Bravo! Brands Inc.
                                11300 US Highway 1
                                Suite 202
                                North Palm Beach, FL 33408
                                Telephone: (561) 625-1411
                                Facsimile: (561) 625-1413
                                Attention: Jeffrey J. Kaplan,
                                           Chief Financial Officer

                        With a copy (for informational purposes only) to Roy D. Toulan, Jr., Vice President, General Counsel

                        Copy to (for informational purposes only):

                                Baker & McKenzie LLP
                                1114 Avenue of the Americas
                                New York, NY 10036
                                Telephone: (212) 626-4100
                                Facsimile: (212) 310-1600
                                Attention: Martin E. Weisberg, Esq.


                        If to the Transfer Agent:

                                American Stock Transfer & Trust Company
                                6201 15th Avenue
                                Brooklyn, NY 11219
                                Telephone: (718) 921-8261
                                Facsimile: (718) 921-8337
                                Attention: Donna Ansbro or Jennifer Donovan

If to an  Investor,  to its  address  and  facsimile  number  set  forth  on the
Securities   Schedule   attached   hereto,   with  copies  to  such   Investor's
representatives as set forth on the Securities Schedule attached hereto,

      with a copy (for informational purposes only) to:

             Schulte Roth & Zabel LLP
             919 Third Avenue
             New York, New York  10022
             Telephone: (212) 756-2000
             Facsimile: (212) 593-5955
             Attention: Eleazer N. Klein, Esq.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.
Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

            (k) Remedies. The Investor and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investor. The Company therefore agrees that the Investor shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

            (l) Independent Nature of Investor's Obligations and Rights. The obligations of the Investor under this Agreement or any other Transaction Document are several and not joint with the obligations of any other Investor, and the Investor shall not be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. Nothing contained herein or in this Agreement or any other Transaction Document, and no action taken by the Investor pursuant hereto, shall be deemed to constitute such Investor and other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that such Investor and the other Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement or any other Transaction Document and the Company acknowledges that the Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by Agreement and any other Transaction Document. The Company and the Investor confirms that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

            (m) Most Favored Nation. The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Person with respect to any amendment, settlement or waiver (each a "Settlement Document") relating to the terms, conditions and transactions contemplated hereby, is or will be more favorable to such Person than those of the Investor and this Agreement shall be, without any further action by the Investor or the Company, deemed amended and modified in an economically and legally equivalent manner such that the Investor shall receive the benefit of the more favorable terms contained in such Settlement Document. Notwithstanding the foregoing, the Company agrees, at its expense, to take such other actions (such as entering into amendments to the Transaction Documents) as the Investor may reasonably request to further effectuate the foregoing.



                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment and Exchange Agreement to be duly executed as of the date first written above.



                                    COMPANY:

                                    BRAVO! BRANDS INC.



                                    By:
                                        --------------------------
                                        Name:
                                        Title:




          [Signature Page to Consent, Amendment and Exchange Agreement]

            IN WITNESS WHEREOF, the Investors and the Company have caused their respective signature page to this Amendment and Exchange Agreement to be duly executed as of the date first written above.



                                INVESTOR:



                                By:



                                    By:
                                        --------------------------
                                        Name:
                                        Title:




          [Signature Page to Consent, Amendment and Exchange Agreement]